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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                  CURRENT REPORT
                    ----------------------------------------

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report      January 8, 1997

                               SCHULER HOMES, INC.
             (Exact name of registrant as specified in its charter)



                        Commission file number  0-19891




        Delaware                                            99-0293125
(State or jurisdiction of                                (I.R.S. Employer
incorporation or organization)                          Identification No.)

828 Fort Street Mall, 4th Floor                             96813-4321
      Honolulu, Hawaii                                      (Zip Code)
(Address of principal executive offices)


                                 (808) 521-5661
             (Registrant's telephone number, including area code)

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)


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Item 2.   Acquisition or Disposition of Assets

          On January 8, 1997, the Company announced the completion of the acquisition of Melody Homes, Inc., a homebuilder in the Denver metropolitan area, and Melody Mortgage Company, a mortgage brokerage firm for Melody home buyers, from Falcon Development Corporation dba Juliet Corporation. The Company funded the purchase price of approximately $24.1 million and the covenant not to compete, of approximately $5.0 million using its current unsecured revolving line of credit facility. The purchase price was determined pursuant to arm's length negotiations.

Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.  Not required.

          (b)  Pro forma financial information.  Not required.

          (c)  Exhibits

               Exhibit
               Number
               -------

               2.1 Stock Purchase Agreement among the Company, Falcon Development Corporation, Madison B. Graves, Jacob D. Bingham, Fred L. Ahlstrom and Mark S. Doppe, dated January 8, 1997.

               99.1 Supplement No. 1 to Credit Agreement between the Company, certain banks and First Hawai'ian Bank, dated January 8, 1997.

               99.2 Security Agreement between Melody Homes, Inc. and Melody Mortgage Co., and First Hawai'ian Bank, dated January 8, 1997.

               99.3 Amended and Restated Loan Agreement between Melody Homes, Inc. and Bank One, dated November 25, 1996.

               99.4 Modification Agreement between Melody Homes, Inc. and Bank One, dated January 8, 1997.

               99.5 News release dated January 8, 1997 regarding the completion of the acquisition of Melody Homes and Mortgage.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                   SCHULER HOMES, INC.



Date: January 8, 1997              By:   /s/ James K. Schuler
                                       -------------------------------
                                       JAMES K. SCHULER
                                       Chairman of the Board,
                                       President and
                                       Chief Executive Officer
                                       (Principal Executive
                                       Officer)



Date: January 8, 1997              By:   /s/ Pamela S. Jones
                                       -------------------------------
                                       PAMELA S. JONES
                                       Senior Vice President of Finance,
                                       Chief Financial Officer and
                                       Director
                                       (Principal Financial Officer)



Date: January 8, 1997              By:   /s/Douglas M. Tonokawa
                                       -------------------------------
                                       DOUGLAS M. TONOKAWA
                                       Vice President of Finance
                                       Chief Accounting Officer
                                       (Principal Accounting Officer)